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                                                                    EXHIBIT 10.4

                               SUBSIDIARY GUARANTY

                  GUARANTY, dated as of July 1, 1999, made by each of the undersigned (each a "Guarantor" and collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as so defined.

                              W I T N E S S E T H:

                  WHEREAS, Consolidated Container Holdings LLC, a limited liability company organized and existing under the laws of the State of Delaware ("Holdings"), Consolidated Container Company LLC, a limited liability company organized and existing under the laws of the State of Delaware and a Wholly-Owned Subsidiary of Holdings (the "Borrower"), various financial institutions from time to time party thereto (the "Banks"), Morgan Guaranty Trust Company of New York, as Documentation Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Syndication Agent and Bankers Trust Company, as Administrative Agent (the "Administrative Agent"), have entered into a Credit Agreement, dated as of July 1, 1999 (as modified, supplemented or amended from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit issued for the account of the Borrower as contemplated therein (the Banks and the Administrative Agent being herein called the "Bank Creditors");

                  WHEREAS, the Borrower may from time to time be party to one or more Interest Rate Agreements or Other Hedging Agreements, with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with the Bank Creditors, are herein called the "Creditors");

                  WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

                  WHEREAS, it is a condition to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement and to the Other Creditors entering into the Interest Rate Agreements that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into of the Interest Rate Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor

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hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor irrevocably and unconditionally, and jointly and severally, guarantees (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement, and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Borrower and other Credit Parties owing to the Bank Creditors now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Borrower and other Credit Parties with the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, obligations and liabilities being herein collectively referred to as the "Credit Document Obligations") and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) owing by the Borrower to the Other Creditors under any Interest Rate Agreement or Other Hedging Agreements, whether such Interest Rate Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Borrower with the terms, conditions and agreements contained therein (all such obligations and indebtedness being herein collectively called the "Interest Rate Protection or Other Hedging Obligations"; and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against the Borrower, against any security for the Guaranteed Obligations, against any other Guarantor, or against any other guarantor under any other guaranty covering the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of such Guarantor hereunder shall not be affected or impaired by: (i) any direction as to application of payment by the Borrower; (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower; (iii) any payment on or in reduction of any such other guaranty or undertaking; (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower; or (v) any payment made to any Creditor

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on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower, and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action taken by the Agent or any other Creditors against, and any other notice to, any party liable thereon (including such Guarantor or any other Guarantor or guarantor).

                  6. Except as provided in any Credit Document, Interest Rate Agreement, Other Hedging Agreement or any of the instruments or agreements referred to therein, any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring liability to any Guarantor as a result thereof, without impairing or releasing the obligations of any Guarantor hereunder, upon or without any terms or conditions and in whole or in part (and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any and all of the following):

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or
            otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (iii) exercise or refrain from exercising any rights against the Borrower, any Guarantor or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect

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                                                                               4


            thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                  (v) subject to the terms of the Credit Agreement, apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (vi) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Agreements, Other Hedging Agreements or any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Agreements, Other Hedging Agreements or any of the Credit Documents or any of such other instruments or agreements; and/or

                  (vii) act or fail to act in any manner referred to in this
            Guaranty which may deprive any Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder and no course of dealing between any Guarantor and any Creditor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand.

                  9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, during the continuance of an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by such Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with

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                                                                               5


the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Obligations have been paid in full in cash.

                  10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to
(i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  (c) Guarantor hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by real property located in the State of California, Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantor's or any secured creditors' right to proceed against the Borrower or any other guarantor of the Guaranteed Obligations.

                  (d) Guarantor hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Guarantor hereby further waives, to the fullest extent permitted by applicable law,

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without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and
3433 of the California Civil Code.

                  (e) Guarantor waives its rights of subrogation and reimbursement and any other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation, (1) any defenses Guarantor may have to this Subsidiary Guaranty by reason of an election of remedies by the Secured Creditors (as defined in the Deed of Trust) and (2) any rights or defenses Guarantor may have by reason of protection afforded to the Borrower pursuant to the antideficiency or other laws of California limiting or discharging the Borrower's indebtedness, including, without limitation, Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. In furtherance of such provisions, Guarantor hereby waives all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election or remedies, such as a nonjudicial foreclosure destroys Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

                  Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

                  11. In order to induce the Banks to make Loans to the Borrower, and to issue, and participate in, Letters of Credit for the account of the Borrower, pursuant to the Credit Agreement and to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection and Other Hedging Agreements, each Guarantor hereby represents, warrants and covenants that:

                  (i) Such Guarantor (x) is a duly organized and validly
            existing corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation, (y) has the corporate or limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (z) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification except for failures to be so qualified which, in the aggregate, could not be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of such Guarantor or of such Guarantor and its Subsidiaries taken as a whole.

                  (ii) Such Guarantor has the corporate or limited liability company power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization,

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                                                                               7


            fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether considered in proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) Neither the execution, delivery or performance by such
            Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (x) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (y) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (z) will violate any provision of the certificate of incorporation or by-laws or other organizational documents, as applicable, of such Guarantor or any of its Subsidiaries.

                  (iv) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Initial Borrowing Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (x) the execution, delivery and performance of this Guaranty or (y) the legality, validity, binding effect or enforceability of this Guaranty except those (A) which have been obtained or made prior to the Initial Borrowing Date, (B) the absence of which, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on either (x) the business, operations, property, assets, liabilities or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or (y) the rights or remedies of the Banks or the Administrative Agent or on the ability of Holdings or any of its Subsidiaries to perform their respective obligations hereunder and under the other Documents to which they are, or will be, a party or (C) for filings and recordings required to perfect the security interests created under the Security Documents, which filings and recordings will be made within 10 Business Days after the Initial Borrowing Date.

                  (v) There are no actions, suits or proceedings pending or, to the best knowledge of any Guarantor, threatened (y) with respect to this Guaranty or (z) that could reasonably be expected to have a material and adverse effect on the business, assets, liabilities, operations, properties or condition (financial or otherwise) of such Holdings and its Subsidiaries taken as a whole.

                  12. Each Guarantor covenants and agrees that on and after the date hereof and until the Total Commitment has terminated, no Letter of Credit or Note is outstanding and all Guaranteed Obligations have been paid in full, such Guarantor will comply with the provisions of Sections 7 and 8 of the Credit Agreement, to the extent such Sections apply to such Guarantors.

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                  13. Each Guarantor hereby jointly and severally agrees to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and the protection of such Creditor's rights hereunder, and in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Administrative Agent (with, except as provided in Section 13.12 of the Credit Agreement, the consent of the Required Banks) and each Guarantor directly affected thereby (it being understood that the release or addition of any Guarantor hereunder shall not constitute a change or waiver affecting any Guarantor other than the Guarantor so released or added); PROVIDED, HOWEVER, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, I.E., whether (x) the Bank Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as holders of the Interest Rate Protection or Other Hedging Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Banks (or all of the Banks if so required under the Credit Agreement) and (y) with respect to the Interest Rate Protection or Other Hedging Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Agreements and Other Hedging Agreements.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with its contents.

                  17. (a) In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" under, and as defined in, the Credit Agreement or any payment default (after giving effect to any grace period applicable thereto) under any Interest Rate Agreement or Other Hedging Agreement and shall in any event, include without limitation any payment default on any of the Guaranteed Obligations after giving effect to any grace period applicable thereto), each Creditor is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor (including, without limitation, by branches and agencies of such Creditor wherever located) to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such

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Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor agrees to notify any such Guarantor promptly of any such set-off, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Each Guarantor understands that if all or any part of the Guaranteed Obligations is secured by real property, such Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing such Guarantor's or any Secured Creditors' right to proceed against any Guarantor or any Subsidiary of such Guarantor.

                  18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below, and (iii) in the case of any Other Creditor, as provided in the Security Agreement; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or any Interest Rate Agreement, Other Hedging Agreement or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or other Persons liable in respect of the Guaranteed Obligations (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of any Guarantor against any Creditor shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statue of limitations.

                  21. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty may be brought in the Courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each Guarantor

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further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signatures below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any of the Creditors under this guaranty to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other credit document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  22. It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought If, however, and to the extent, that the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor (but not the Guaranteed Obligations of any other Guarantor unless such other Guarantor or Guarantors are individually subject to the circumstances covered by this Section 22) shall be deemed to be reduced and the affected Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law without causing such Guarantor's obligations hereunder to be so invalidated.

                  23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  24. In the event that all of the capital stock of one or more Guarantors is sold in connection with a sale permitted by the Credit Agreement and the proceeds of such sale or sales are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, each Guarantor (x) all of the capital stock of which is so sold or (y) which is a Subsidiary of a Guarantor all of the capital stock of which is so sold, shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect.

                  25. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  26. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  27. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

                  28. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                                      * * *

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


ADDRESS:                             REID PLASTICS GROUP LLC

2515 McKinney Avenue                 By: Consolidated Container Company LLC, as
Suite 850, Lock Box 14                   its Sole Member and Manager
Dallas, Texas 75201
                                     By: Consolidated Container Holdings LLC, as
Telephone No.: (214) 303-3400            its Sole Member and Manager
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher           By: /s/ Steven M. Silver
                                         ---------------------------------------
                                         Name:  Steven M. Silver
                                         Title: Vice President


ADDRESS:                             CONSOLIDATED CONTAINER CAPITAL, INC.

2515 McKinney Avenue
Suite 850, Lock Box 14
Dallas, Texas 75201                  By: /s/ Steven M. Silver
                                         ---------------------------------------
                                         Name:  Steven M. Silver
Telephone No.: (214) 303-3400            Title: Vice President
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher

ADDRESS:                             PLASTIC CONTAINERS LLC

2515 McKinney Avenue                 By: Consolidated Container Company LLC
Suite 850, Lock Box 14
Dallas, Texas 75201                  By: Consolidated Container Holdings LLC, as
                                         its Sole Member and Manager
Telephone No.: (214) 303-3400
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher           By: /s/ Steven M. Silver
                                         ---------------------------------------
                                         Name:  Steven M. Silver
                                         Title: Vice President

ADDRESS:                             CONTINENTAL PLASTIC CONTAINERS LLC

2515 McKinney Avenue                 By: Plastic Containers LLC, as its Sole
Suite 850, Lock Box 14                   Member and Manager
Dallas, Texas 75201
                                     By: Consolidated Container Company LLC, as
Telephone No.: (214) 303-3400            its Sole Member and Manager
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher           By: Consolidated Container Holdings LLC, as
                                         its Sole Member and Manager


                                     By: /s/ Steven M. Silver
                                         ---------------------------------------
                                         Name:  Steven M. Silver
                                         Title: Vice President


ADDRESS:                             CONTINENTAL CARIBBEAN CONTAINERS, INC.
2515 McKinney Avenue
Suite 850, Lock Box 14
Dallas, Texas 75201                  By: /s/ Steven M. Silver
                                         ---------------------------------------
                                         Name:  Steven M. Silver
Telephone No.: (214) 303-3400            Title: Vice President
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher

Accepted and Agreed to:

BANKERS TRUST COMPANY,
   as Administrative Agent for the Banks


By: /s/ Patricia Hogan
    ------------------------------------
    Name:  Patricia Hogan
    Title: Title